UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 24, 2004

Eagle Materials Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12984	75-2520779

(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas 75219

(Address of Principal Executive Offices)	(Zip Code)

(214) 432-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Restricted Stock Unit Agreement
Form of Non-Qualified Stock Option Agreement (EBIT)
Form of Non-Qualified Stock Option Agreement (ROE)
Form of Non-Qualified Director Stock Option Agreement
Form of Director Restricted Stock Unit Agreement

Item 1.01 Entry into a Material Definitive Agreement

Grant Agreements with Named Executive Officers

On August 24, 2004, Eagle Materials Inc. (the “Company”) entered into certain stock option and restricted stock agreements with the named executive officers of the Company identified below to evidence the grant to such individuals of stock options to purchase shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), and restricted stock units payable in shares of Common Stock under the Eagle Materials Inc. Incentive Plan as of the dates set forth below.

					Shares of
					Common Stock
	Shares of Common Stock		Shares of Common Stock		Underlying
	Underlying		Underlying		Restricted Stock
	EBIT Stock Option Grants		ROE Stock Option Grants		Unit Grants
	Granted	Granted	Granted	Granted	Granted
Named	on	on	on	on	on
Executive Officer	6/26/2004	8/4/2004	6/26/2004	8/4/2004	6/26/2004
Steve Rowley, President and Chief Executive Officer	8,445	3,441	8,445	3,441	7,630
Gerald Essl, Executive Vice President – Cement/Concrete and Aggregates	2,815	1,147	2,815	1,147	2,543
Arthur Zunker, Senior Vice President – Finance and Treasurer	2,815	1,147	2,815	1,147	2,543

Each stock option granted on June 26, 2004 has an exercise price of $70.26 per share and each stock option granted on August 4, 2004 has an exercise price of $69.90 per share.

The EBIT stock options may become partially or fully vested on each of March 31, 2005, 2006 or 2007, subject to the satisfaction of performance criteria based on the average of the Company’s earnings before income and taxes for the Company’s three fiscal years ending on such dates. One-third of any vested option shares shall be immediately exercisable upon vesting and the remaining two-thirds shall become exercisable in two equal installments on the next two anniversaries of the vesting date; provided, that the executive is employed by the Company on such dates.

The ROE stock options may become partially or fully vested on each of March 31, 2005, 2006 or 2007, subject to the satisfaction of performance criteria based on the average of the Company’s return on equity for the Company’s three fiscal years ending on such dates. One-third of any vested option shares shall be immediately exercisable upon vesting and the remaining two-thirds shall become exercisable in two equal installments on the next two anniversaries of the vesting date; provided, that the executive is employed by the Company on such dates.

The restricted stock units may become partially or fully vested on March 31, 2005, subject to the satisfaction of performance criteria based on the achievement by the Company of certain operational excellence goals. These operational excellence goals vary depending on the line of business to which they relate, with the most significant goals being based upon (i) in the case of the Company’s gypsum wallboard business, line speed and plant efficiencies, (ii) in the case of the Company’s cement business, clinker production rates and average kiln utilization, and (iii) in the case of the Company’s paperboard business, wallboard facing paper production rates and annual mill utilization. One-third of any vested restricted stock units shall be immediately issuable to the executive upon vesting and the remaining two-thirds shall be issuable in two equal installments on the next two anniversaries of the vesting date; provided, that the executive is employed by the Company on such dates. After an executive’s restricted stock units have vested and until the restricted stock units are paid, upon the payment of any dividends on the Company’s common stock, a number of additional restricted stock units shall be credited to such executive’s account in an amount equal to (x) the fair market value of the per share dividend payment multiplied by the number of such executive’s restricted stock units divided by (y) the per share fair market value of the Company’s common stock.

The stock options and restricted stock units may become vested and exercisable or payable, as appropriate, as of an earlier date upon the occurrence of a change in control of the Company and may be forfeited upon termination of employment with the Company. Copies of the Forms of Non-Qualified Stock Option Agreement (for both EBIT stock options and ROE stock options) and the Form of Restricted Stock Unit Agreement providing additional information regarding the terms of each grant are filed herewith as Exhibits 10.1 through 10.3.

Grant Agreements with Directors

On August 30, 2004, the Company entered into certain stock option and restricted stock agreements with the directors of the Company identified below to evidence the grant to such individuals of stock options to purchase shares of Common Stock and restricted stock units payable shares of Common Stock under the Eagle Materials Inc. Incentive Plan as of July 27, 2004. The number of shares subject to awards made to each director varies due to the fact that certain directors have elected to receive their director compensation entirely in equity and others have elected to receive their director compensation only partially in equity.

		Shares of Common
	Shares of Common	Stock Underlying
	Stock Underlying	Restricted
Directors	Stock Option Grants	Stock Unit Grants
F. William Barnett	3,000	948
Robert L. Clarke	3,000	948
Laurence E. Hirsch	4,200	1,327
David W. Quinn	1,500	474
O. G. Dagnan	1,500	474
Michael R. Nicolais	1,500	474
Frank W. Maresh	1,500	474

Each stock option granted on July 27, 2004 has an exercise price of $66.08 per share.

The stock options are fully vested when issued and are immediately exercisable. The restricted stock units shall be issuable to the director upon the earlier of the director’s retirement or death. Until the restricted stock units are paid, upon the payment of any dividends on the Company’s common stock, a number of additional restricted stock units shall be credited to such director’s account in an amount equal to (x) the fair market value of the per share dividend payment multiplied by the number of such director’s restricted stock units divided by (y) the per share fair market value of the Company’s common stock.

The stock options and the director’s ability to exercise such options may terminate within specified periods after termination of such director’s service with the Company. The restricted stock units may be forfeited upon termination of such director’s service with the Company other than by reason of retirement, death or a change in control of the Company. Copies of the Form of Non-Qualified Director Stock Option Agreement and the Form of Director Restricted Stock Unit Agreement providing additional information regarding the terms of each grant are filed herewith as Exhibits 10.4 and 10.5.

Item 9.01 Financial Statements and Exhibits

Exhibit
Number	Description
10.1	Form of Restricted Stock Unit Agreement

10.2	Form of Non-Qualified Stock Option Agreement (EBIT)

10.3	Form of Non-Qualified Stock Option Agreement (ROE)

10.4	Form of Non-Qualified Director Stock Option Agreement

10.5	Form of Director Restricted Stock Unit Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ JAMES H. GRAASS
Name: James H. Graass
Title: Executive Vice President and General Counsel

Date: August 30, 2004

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Restricted Stock Unit Agreement

10.2	Form of Non-Qualified Stock Option Agreement (EBIT)

10.3	Form of Non-Qualified Stock Option Agreement (ROE)

10.4	Form of Non-Qualified Director Stock Option Agreement

10.5	Form of Director Restricted Stock Unit Agreement